UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2021

FG FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Central Avenue, Suite 800, St. Petersburg, FL 33701

(Address of principal executive offices, including Zip Code)

(727) 304-5666

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FGF	The Nasdaq Stock Market LLC
8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	FGFPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information.

On October 29, 2021, FG Financial Group, Inc. (the “Company”) issued a press release announcing the commencement of its previously announced rights offering to holders of its common stock. Pursuant to the terms of the rights offering, the Company is distributing, to each holder of its common stock, one non-transferable subscription right to purchase 0.15 share of common stock, at a price of $4.00 per whole share, for each share held as of 5:00 p.m. Eastern Time on October 25, 2021, the record date for the rights offering. The subscription rights may be exercised at any time during the subscription period, which will commence on October 29, 2021. The rights will expire if they are not exercised by 5:00 p.m., Eastern Time, on November 29, 2021, unless the Company extends the rights offering subscription period. The Company will not issue any fractional shares of the Company’s common stock in the rights offering, and subscription rights will be rounded down to the nearest whole number of shares.

Stockholders are entitled to purchase, in total, up to 757,720 shares of common stock, for potential gross proceeds to the Company of approximately $3.0 million. The Company intends to use the net proceeds from this offering for working capital and other general corporate purposes.

A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release issued by the Company on October 29, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG FINANCIAL GROUP, INC.

Date: October 29, 2021	By:	/s/ Brian D. Bottjer
	Name:	Brian D. Bottjer
	Title:	Senior Vice President and Chief Accounting Officer